UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 20, 2017

GENCO SHIPPING & TRADING LIMITED
(Exact name of registrant as specified in its charter)

Republic of the Marshall Islands	001-33393	98-043-9758
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification no.)

299 Park Avenue
12th Floor	10171
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:  (646) 443-8550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Item 2.02          Results of Operations and Financial Condition.

In order to facilitate meetings with investors as part of a non-deal roadshow, Genco Shipping & Trading Limited (the “Company”) today disclosed the following information regarding its estimated net income breakeven rate for the quarterly period ended September 30, 2017.  The information in this Item 2.02 is based on preliminary estimates for such period and is subject to change:

Daily Expenses by Category	Net Income
Direct Vessel Operating Expenses(1)(2)	$4,553
General and Administrative Expenses	1,067
Technical Management Fees(3)	341
Interest Expense(4)	1,423
Depreciation(5)	3,231
Daily Expense	$10,615
Number of Vessels(6)	60.00

(1)	We believe DVOE are best measured for comparative purposes over a 12-month period.
(2)
Genco’s DVOE budget for 2017 remains at $4,440 per vessel per day on a weighted average basis for the entire year for the Company’s core fleet of 60 vessels. For the nine month period ended September 30, 2017, Genco’s estimated DVOE was $4,427.

(3)	Technical Management Fees are based on the contracted monthly rate per vessel for the technical management of our fleet.
(4)
Interest expense is based on our debt level as of June 30, 2017 less scheduled fixed debt repayments in the third quarter of 2017 under our current credit facilities and assumes that we exercise our option to PIK 150 bps of the 375 bps margin under our $400 million credit facility. Deferred financing costs and the expense associated to the PIK election under the $400 million credit facility are included in calculating net income interest expense.

(5)	Depreciation is based on cost less estimated residual value and amortization of drydocking costs. Depreciation expense utilizes a residual scrap rate of $310 per LWT.
(6)	Based on a fleet of 60 vessels.

Item 7.01.          Regulation FD Disclosure.

The disclosure contained under Item 2.02 above is incorporated into this Item 7.01 by reference.

Limitation on Incorporation by Reference

The information set forth under Items 2.02 and 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Genco Shipping & Trading Limited has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENCO SHIPPING & TRADING LIMITED

DATE: October 20, 2017

/s/ Apostolos Zafolias
Apostolos Zafolias
Chief Financial Officer